SAVEENE GROUP, INC.

Pro Forma Condensed

Combined Financial Statements

For the nine months ended September 30, 2012

and the years ended December 31, 2011 and 2010

(1)

SEVEENE GROUP, INC

Pro Forma Condensed Combined Financial Statements

For the nine months ended September 30, 2012

and the years ended December 31, 2011 and 2010

Index to Pro Forma Condensed Combined Financial Statements

Pages

Introduction to Pro Forma Condensed Combined Financial Statements	3

Unaudited Pro Forma Condensed Combined Balance Sheet	4

Unaudited Pro Forma Condensed Combined Statement of Operations	5-6

Notes to Pro Forma Condensed Combined Financial Statements	7

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SAVEENE GROUP, INC.

Introduction to Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the merger of 2235150 Ontario Inc. (“Ontario”) by Saveene Group, Inc. (“Saveene”) (the “Transaction”) on the historical financial position and results of operations of Saveene.

The pro forma balance sheet as of September 30, 2012 is based on the unaudited balance sheet of Saveene, and the unaudited balance sheet of Ontario as of September 30, 2012. The pro forma statement of operations for the nine months ended September 30, 2012 is based on the unaudited statement of operations of Saveene for the nine months ended September 30, 2012, and the unaudited statement of operations of Ontario for the nine months ended September 30, 2012. The pro forma statements of operations for the years ended December 31, 2011 and 2010, respectively, are based on the audited statements of operations of Saveene, and audited statements of operations of Ontario.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2012 and for the years ended December 31, 2011 and 2010 assume that the Transaction was consummated on January 1, 2010. The unaudited pro forma condensed combined balance sheet as of September 30, 2012 assumes the Transaction was consummated on that date.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what the financial position or results of operations of Saveene would have been had the Transaction occurred as of the dates indicated, nor is it indicative of the future financial position or results of operations for any period of Saveene.

The pro forma adjustments are based upon available information and certain assumptions that the management of Saveene believes are reasonable under the circumstances.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of Saveene and Ontario.

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Saveene Group, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2012
(Stated in US Dollars)

	Saveene	Ontario			Pro forma
	As of	As of	Pro forma		combined
	September 30, 2012	September 30, 2012	adjustment		total

ASSETS

Current assets:
Cash and cash equivalents	$—	$6,956	1,000	C	$7,956

Total current assets	—	6,956			7,956

Fixed assets:
Building held for leasing	—	988,391			988,391
Building improvements held for leasing	—	126,613			126,613
Accumulated depreciation	—	(90,040)			(90,040)
Total fixed assets	—	1,024,964			1,024,964

TOTAL ASSETS	$—	$1,031,920			$1,032,920

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$4,830	$16,396	(4,830)	D	$16,396
Current portion of bank note payable	—	18,748			18,748
Due to related parties	—	565,692			565,692

Total current liabilities	4,830	600,836			600,836

Long-term liabilities
Payable to related party	22,896	—	(22,896)	D	—
Long term bank borrowings	—	545,654			545,654

Total liabilities	27,726	1,146,490			1,146,490

COMMITMENTS AND CONTINGENCIES	—	—			—

STOCKHOLDERS’ (DEFICIT) EQUITY

Common stock, $.0001 par, 250,000,000 shares authorized, 4,132,559 shares issued and outstanding at September 30, 2012 and 39,132,559 subsequent to	413	— #	3,500	A, B, C	3,913
Additional paid in capital	31,012	3	(33,925)	A, B, C, D	(2,910)
Accumulated other comprehensive income (loss)	—	(3,351)			(3,351)
(Accumulated deficit) retained earnings	(59,151)	(111,222)	59,151	D	(111,222)

Total stockholders’ (deficit) equity	(27,726)	(114,570)			(113,570)

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY	$—	$1,031,920			$1,032,920

					$—

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Saveene Group, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the nine months ended September 30, 2012
(Stated in US Dollars)

	Saveene	Ontario	Pro forma	Pro forma
	Nine months ended	Nine months ended	adjustment	combined
	September 30, 2012	September 30, 2012		total

Revenues, net	$—	$48,394		$48,394
Cost of revenue	—	30,803		30,803

Gross profit	—	17,591		17,591

Operating expenses
Filing fees	620			620
Professional fees	4,750			4,750
Repairs & maintenance	—	3,439		3,439
Property taxes	—	16,303		16,303
Other general and administrative expenses	—	14,382		14,382

Total operating expenses	5,370	34,124		39,494

Income (loss) from operaions	(5,370)	(16,533)		(21,903

Other income (expenses)
interest expense	—	(22,418)		(22,418

(Loss) income before income taxes	(5,370)	(38,951)		(44,321

Provision for income taxes	—	—		—

Net (loss) income	$(5,370)	$(38,951)		$(44,321

Other comprehensive income (loss):
Foreign currency translation adjustments	—	10,299		10,299

Comprehensive (loss)	$(5,370)	$(28,652)		$(34,022

Pro forma income (loss) per share	N/A	N/A		**

Number of Shares Affected by the Transaction	N/A	N/A		35,000,000	E

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Saveene Group, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the year ended December 31, 2011
(Stated in US Dollars)

	Saveene	Ontario	Pro forma	Pro forma
	Year ended	Year ended	adjustment	combined
	December 31, 2011	December 31, 2011		total

Revenues, net	$—	$65,255		$65,255
Cost of revenue	—	42,224		42,224

Gross profit	—	23,032		23,032

Operating expenses
Filing fees	1,945			1,945
Professional fees	10,240			10,240
Selling, general and administrative expenses	—	28,673		28,673

Total operating expenses	12,185	28,673		40,858

Income (loss) from operaions	(12,185)	(5,641)		(17,826

Other income (expenses)
interest expense	—	(29,537)		(29,537

(Loss) income before income taxes	(12,185)	(35,178)		(47,363

Provision for income taxes	—	—		—

Net (loss) income	$(12,185)	$(35,178)		$(47,363

Other comprehensive income (loss):
Foreign currency translation adjustments	—	23,876		23,876

Comprehensive (loss)	$(12,185)	$(11,302)		$(23,487

Pro forma income (loss) per share	N/A	N/A		**

Number of Shares Affected by the Transaction	N/A	N/A		35,000,000	E

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Saveene Group, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the year ended December 31, 2010
(Stated in US Dollars)

	Saveene	Ontario	Pro forma	Pro forma
	Year ended	Year ended	adjustment	combined
	December 31, 2010	December 31, 2010		total

Revenues, net	$—	$36,544		$36,544
Cost of revenue	—	15,540		15,540

Gross profit	—	21,003		21,003

Operating expenses
Filing fees	2,001			2,001
	1,335			1,335
Professional fees	35,003			35,003
Selling, general and administrative expenses	—	36,066		36,066

Total operating expenses	38,339	36,066		74,405

Income (loss) from operaions	(38,339)	(15,062)		(53,401

Other income (expenses)
interest expense	—	(22,031)		(22,031

(Loss) income before income taxes	(38,339)	(37,093)		(75,432

Provision for income taxes	—	—		—

Net (loss) income	$(38,339)	$(37,093)		$(75,432

Other comprehensive income (loss):
Foreign currency translation adjustments	—	(37,526)		(37,526

Comprehensive (loss)	$(38,339)	$(74,619)		$(112,958

Pro forma income (loss) per share	N/A	N/A		**

Number of Shares Affected by the Transaction	N/A	N/A		35,000,000	E

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SAVEENE GROUP, INC.

Notes to Pro Forma Condensed Combined Financial Statements

A = On March 7, 2012, Saveene entered into a Plan of Exchange with Ontario and filed an 8-K on March 13, 2013. The Ontario stockholders acquired the majority of the outstanding common stock of Saveene. The transaction is accounted for as a reverse purchase acquisition/merger wherein Ontario is the accounting acquirer and Saveene is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and the entire stockholders equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B = To subsequently record 27,500,000 new common shares of Saveene issued to Ontario shareholders per 8-K above.

C = On January 24, 2013, an accredited investor entered into a subscription agreement with Saveene for purchase of 7,500,000 common shares of Saveene by cash payment of $1,000.

D = Eliminate Saveene assets and liabilities due to recapitalization.

E = The denominator in computing pro forma earnings per shares is 35,000,000 shares, representing outstanding shares affected by the transactions per 8-K above.